SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: July 23, 1998
(Date of earliest event reported)

Commission File No. 33-92950



                       Chase Mortgage Finance Corporation
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        Delaware                                      52-1495132
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                                     08837
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Address of principal executive offices                              (Zip Code)



                                 (732) 205-0600
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Lehman Brothers Inc., which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

(99) Computational Materials prepared by Lehman Brothers Inc. in connection with Chase
                                   Mortgage Finance Corporation, Multi-Class Mortgage Pass- Through Certificates, Series 1998-S4

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHASE MORTGAGE FINANCE CORPORATION


July 23, 1998

                                      By:  /s/ Eileen Lindblom
                                           -------------------
                                           Name: Eileen Lindblom
                                           Title: Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

  (99)            Computational  Materials  prepared  by Lehman        P
                  Brothers  Inc.  in   connection   with  Chase
                  Mortgage  Finance  Corporation,   Multi-Class
                  Mortgage  Pass-Through  Certificates,  Series
                  1998-S4